Exhibit 10

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

                          1989 LONG-TERM INCENTIVE PLAN

                                                  Amended as of October 22, 2002


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                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                          1989 LONG-TERM INCENTIVE PLAN

                                    ARTICLE I
                                     PURPOSE

Section 1.1 Purpose. This Public Service Enterprise Group Incorporated 1989 Long-Term Incentive Plan is intended to advance the interests of the Company and its Affiliates by affording an incentive to officers and other key employees to acquire a proprietary interest in the Company in order to induce them to exert their maximum efforts toward the Company's success, to remain in its employ and to more closely align the interests of such key employees with the long-term interests of the Company's Stockholders. The Plan is also intended to attract to the Company and its Affiliates individuals of experience and ability by providing a more competitive total compensation program.

Section 1.2 Types of Awards. This Plan allows the Company to grant Non-Qualified Stock Options, which Options may, at the discretion of the Committee, be granted in tandem with Dividend Equivalents and/or Performance Units, to officers and key employees of the Company and its Affiliates; provided, however, that new Options in tandem with Dividend Equivalents and/or Performance Units may not be granted after October 22, 2002.

                                   ARTICLE II
                                   DEFINITIONS

When used herein, the words and phrases hereinafter defined shall have the following meanings unless a different meaning is clearly required by the context of the Plan:

Section 2.1 "Affiliate" shall mean any organization which is a member of a controlled group of corporations (as defined in Code section 414(b) as modified by Code section 415(h)) which includes the Company, or any trades or businesses (whether or not incorporated) which are under common control (as defined in Code section 414(c) as modified by Code section 415(h)) with the Company, or a member of an affiliated service group (as defined in Code section 414(m)) which includes the Company, or any other entity required to be aggregated with the Company pursuant to regulations promulgated pursuant to Code section 414(o).

Section 2.2 "Award Cycle" shall have the meaning specified in Section 6. 1.

Section 2.3 "Board of Directors" shall mean the Board of Directors of the Company.

Section 2.4 "Code" shall mean the Internal Revenue Code of 1986, as amended, or as it may be amended from time to time.

Section 2.5 "Committee" shall mean the Organization and Compensation Committee of the Board of Directors.

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Section 2.6 "Common Stock" shall mean the Common Stock,  without  nominal or par value of the Company-

Section 2.7 "Company" shall mean Public Service Enterprise Group Incorporated, a New Jersey corporation.

Section 2.8 "Director" shall mean a member of the Board of Directors.

Section 2.9 "Disability" shall mean any physical or mental condition which renders a Participant incapable of performing further work for his or her employer, as certified in writing by a medical practitioner designated and/or approved by the Committee.

Section2.10  "Dividend  Equivalent"  shall have the meaning specified in Section
6.2.

Section 2.11 "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, or as it may be amended from time to time.

Section 2.12 "Fair Market Value" shall mean, as of a given date, if the shares of Common Stock are listed as of such date on the NYSE, the closing price on such date. If the shares are not then listed on the NYSE, and if the shares of Common Stock are then listed on any other national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange or on the NASDAQ National Market System or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by the NASDAQ, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on such date or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding such date for which such prices are available.

Section 2.13 "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

Section 2.14 "NYSE" shall mean the New York Stock Exchange, Inc.

Section 2.15 "Option" shall mean a non-qualified stock option, that is, a stock option which is not intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

Section 2.16 "Option Price" shall mean the exercise price for any Options granted pursuant to the Plan computed in accordance with Section 6.1(b) or 6.1(d), as appropriate.

Section 2.17 "Participant" shall mean any officer or key employee of the Company or an Affiliate who has been granted an Option pursuant to this Plan.

Section 2.18 "Performance Units" shall have the meaning specified in Section 6.3 of this Plan.

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Section 2.19 "Plan" shall mean this Public Service Enterprise Group Incorporated
1989 Long-Term Incentive Plan, as amended.

Section 2.20 "Purchase Price" shall mean the Option Price times the number of shares with respect to which an Option is exercised.

Section 2.21 "Retirement" shall mean the termination of employment by a Participant other than by reason of his death:

      (a) under circumstances entitling the Participant to an immediately payable periodic retirement benefit under any pension plan of his employer, or

      (b) at or after age 65.

Section 2.22 "Securities Act" shall mean the Securities Act of 1933, as amended, or as it may be amended from time to time.

Section 2.23 "Share" shall mean a share of Common Stock.

Section 2.24 "Stockholders" shall mean the holders of Common Stock entitled to vote in an election of Directors.

                                   ARTICLE III
                           SHARES SUBJECT TO THE PLAN

Section 3.1 Total Shares Available. The total number of shares of Common Stock that may be subject to Options granted under the Plan shall be 8,000,000 shares in the aggregate, subject to adjustment as provided in Article VIII. This shall include shares both granted pursuant to Options and paid as Performance Units. Shares of Common Stock issued pursuant to this Plan may be either authorized but unissued shares or shares now or hereafter acquired in the open market by an agent independent of the Company, as selected by the Company. In the event any Option or Performance Unit granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for the granting of Options or Performance Units under the Plan.

                                   ARTICLE IV
                                   ELIGIBILITY

Section 4.1 Eligible Recipients. Options may be granted from time to time under the Plan to one or more officers or key employees of the Company or any Affiliate.

                                    ARTICLE V
                           ADMINISTRATION OF THE PLAN.

Section 5.1 Committee. The Plan shall be administered by the Committee. No member of the Committee shall be eligible to participate in the Plan.

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Within the limits of the express  provisions of the Plan,  the  Committee  shall have the authority, subject to such orders or resolutions, not inconsistent with the provisions of the Plan, as may from time to time be issued or adopted by the Board of Directors, in its discretion to determine the individuals to whom, and the time or times at which, Options shall be granted, the number of shares of Common Stock to be subject to each Option, whether any Option shall be granted in tandem with Dividend Equivalents and/or Performance Units, the limitations, restrictions and conditions applicable to each Option grant, the terms and provisions of option agreements that may be entered into in connection with Options (which need not be identical), to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations and take all other actions necessary or advisable for the administration of the Plan; provided, however, that no new Options in tandem with Dividend Equivalents and/or Performance Units may be granted after October 22, 2002.

In making its determinations relating to Option grants, the Committee may consult with the Chief Executive Officer of the Company and may take into account the recommendations of the Chief Executive Officer with respect to grants made to other employees. The Committee may also take into account the nature of the services rendered b: such individuals, their present and potential contributions to the Company's success and such other factors as the Committee, in its discretion, shall deem relevant.

The Committee's determinations on the matters regarding this Plan (including matters referred to in this Section 5.1 shall be conclusive and shall be binding on the Company, its Stockholders, its Affiliates, all Participants, all other employees and all other persons.

Section 5.2 Section 16 of the Exchange Act. Notwithstanding anything contained herein to the contrary, the Committee shall have the exclusive right to grant Options to persons subject to Section 16 of the Exchange Act and set forth the terms and conditions thereof. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3, as amended from time to time (and its successor provisions, if any), under the Exchange Act. To the extent any provision of the Plan or action by the Board of Directors or the Committee fails to so comply, it shall be deemed null and void to the extent required by law and to the extent deemed advisable by the Board of Directors and/or the Committee.

Section 5.3 Retention of Advisors. The Committee may retain such counsel, consultants or advisors as it shall deem necessary or appropriate in the performance of its duties and may rely upon any opinion or computation received from any such counsel, consultant or advisor. Expenses incurred by the Committee in the engagement of such counsel, consultant or advisor shall be paid by the Company or such Affiliate whose employees have benefited from the Plan, as determined by the Committee. The Company- shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's gross negligence or willful misconduct.

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                                   ARTICLE VI
                                TERMS OF OPTIONS

Section 6.1 Option Provisions. The Committee may grant Options within the limits of the express provisions of the Plan. An Option shall enable the Participant to purchase from the Company, at any time during a specified exercise period, a specified number of shares of Common Stock at a specified Option Price. The character and terms of each Option granted under the Plan shall be determined by the Committee consistent with the provisions of the Plan, including the following: -

      (a) The Option Price of the shares of Common Stock of Options granted in tandem with Dividend Equivalents and/or Performance Units shall not be less than the Fair Market Value of such shares of Common Stock as of the time such Option is granted.

      (b)  Any  Option  granted  in  tandem  with  Dividend  Equivalents  and/or
Performance Units shall be administered in Award Cycles relating to the performance of the Company and/or one or more of its Affiliates throughout a period determined by the Committee. The Committee shall define the length of any such Award Cycle, as well as one or more goals for each such Award Cycle to measure such performance.

      (c) The Option Price of the shares of Common Stock of Options not granted in tandem with Dividend Equivalents and Performance Units shall be determined by the Committee, in its sole discretion.

      (d) In no event shall Option granted under the Plan have an expiration date later than ten (10) years from the date of its grant and all Options granted under the Plan shall, be subject to earlier termination as expressly provided in this Article VI.

      (e) Unless otherwise provided in any option agreement under the Plan, an Option granted under the Plan shall become exercisable, in whole at any time or in part from time to time, but in no case may an Option (i) be exercised as to less than one hundred (100) shares of Common Stock at any one time, or the remaining shares of Common Stock covered by the Option if less than one hundred
(100), and (ii) become fully exercisable more than ten (10) years from the date of its grant. Except as otherwise provided herein, (i) Options granted in tandem with Dividend Equivalents and/or Performance Units shall not be exercisable prior to the conclusion of their related Award Cycle and (ii) all other Options shall not be exercisable until one (1) year after the date of grant.

      (f) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (to the attention of the Compensation Manager of Public Service Electric and Gas Company, the Company's subsidiary) of written notice of the number of full shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full, in cash or by certified or bank check payable to the order of the Company, of the Option Price of such shares of Common Stock, or, at the discretion of the Committee, by the delivery of unexercised Options having an exercise value equal to the Option Price and/or shares of Common Stock having a Fair Market Value equal to the Option Price, or, at

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the option of the Committee,  by a combination  of cash and/or such  unexercised
Options and/or shares (subject to the restrictions above) held by a Participant that has an exercise value or a Fair Market Value together with such cash that shall equal the Option Price. The Option Price may also be paid in full by a
broker-dealer   to  whom  the  Participant  has  submitted  an  exercise  notice consisting of a fully endorsed Option, or through any other medium of payment as the Committee, in its discretion, shall authorize.

      (g) The holder of an Option shall have none of the rights of a Stockholder with respect to the shares of Common Stock covered by such holder's Option until such shares of Common Stock shall be issued to such holder upon the exercise of the Option.

      (h) No Options granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and any Option granted under the Plan may be exercised during the lifetime of the holder thereof only by the holder. No Option granted under the Plan shall be subject to execution, attachment or other process.

      (i) Except as otherwise provided herein, the right to exercise an Option shall expire when the Participant shall no longer be an employee of the Company or Affiliate.

Section 6. 2 Dividend Equivalents. Dividend Equivalents granted in tandem with an Option under the Plan shall be in such form and shall contain such terms and conditions as the Committee shall from time to time determine, subject to the following:

      (a) Number. The number of Dividend Equivalents granted to a Participant under the Plan with respect to an Award Cycle shall be equal to the number of shares of Common Stock with respect to which Options are granted to the Participant for such Award Cycle.

      (b) Amount. The amount of each Dividend Equivalent granted under the Plan shall be equal to the cumulative cash dividends per share actually paid by the Company on its Common Stock during the applicable Award Cycle.

      (c) Term of Dividend Equivalents. A Dividend Equivalent shall be paid to a Participant if, and only if, and to the extent that, the Participant exercises the Option that was granted in tandem with the Dividend Equivalent within the first nine months that the Option is initially exercisable. If a Participant partially exercises the Option within the first nine months that the Option is initially exercisable, Dividend Equivalents with respect to the same number of shares shall be paid to the Participant. If the Option, or portion thereof, is not exercised within the first nine months after it is initially exercisable, the related Dividend Equivalent or portion thereof shall terminate and be forfeited, and the Participant shall have no right whatsoever to such Dividend Equivalent or portion thereof.

      (d) Manner of Payment. Dividend Equivalents shall be paid in cash.

Section 6. 3 Performance Units. Performance Units granted in tandem with an Option under the Plan shall be in such form and shall contain such terms and conditions as the Committee shall from time to time determine, subject to the following:

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      (a) Number. The number of Performance Units granted to a Participant under the Plan with respect to an Award Cycle shall be equal to the number of shares of Common Stock which has been granted to the Participant for such Award Cycle pursuant to the related Option.

      (b) Amount. The Committee shall determine the target value of each Performance Unit as of the date it is granted. The actual value of the Performance Unit at the end of the Award Cycle shall be determined by the Committee by reference to performance by the Company and/or one or more Affiliate relative to the goal or goals established by the Committee for the Award Cycle at the time of grant; provided, however, that the Committee may, subsequent to the date of grant, adjust such goal or goals to account for extraordinary extenuating circumstances so as to equitably reflect what would be a consistent application of the goal or goals over the Award Cycle.

      (c) Term and Manner of Payment for Performance Units. A Performance Unit shall be paid to a Participant if, and only if, and to the extent that, the Participant exercises the Option that was granted in tandem with the Performance Unit within the first nine months that the Option is initially exercisable. The actual value of the Performance Units granted in tandem with such Option, determined as of the end of the Award Cycle, shall be paid to the Participant in cash. If a Participant does not exercise the Option within such initial nine-month period, the related Performance Units shall terminate and be forfeited. If the Participant partially exercises the Option within the first nine months that the Option initially becomes exercisable, the Participant shall be so paid in cash with respect to the number of Performance Units equal to the number of Shares for which the Option is exercised, and shall forfeit the balance of such Performance Units.

Section 6.4 Retirement or Disability. Except as otherwise provided herein, upon termination of employment with the Company or an Affiliate on account of Retirement or Disability, all Options not in tandem with Dividend Equivalents and Performance Units shall become exercisable in full, and any Participant holding any such Options may exercise such Options at any time within three (3) years after the date of such termination, subject to the provisions of Section.
6.7. In addition, and anything contained hereto to the contrary notwithstanding, the term during which a Participant may exercise Options subsequent to the date of termination may, in the Committee's discretion, be modified, subject to applicable law and regulation, from the term specified above, as of the date of grant and as specified in an option agreement evidencing the grant of Options under the Plan. With respect to a Participant holding one or more Options granted in tandem with Dividend Equivalents arid/or Performance Units, who terminates employment prior to the end of the related Award Cycle(s) on account of Disability or Retirement, and who survives to the end of the Award Cycle(s), then, if the Participant had been actively employed for at least one year during such Award Cycle(s), the Committee may, in its sole discretion, at the end of the applicable Award Cycle(s), permit the Participant to participate in the Plan with respect to such Award Cycle(s). If the Committee permits the Participant to so participate with respect to such Award Cycle(s), such participation shall be upon the same terms and conditions as if the Participant continued to be employed by the Company or an Affiliate, except to the extent that the Committee in its sole discretion shall modify such terms and conditions and except that
(1) the Participant's award (Options, Dividend Equivalents and Performance Units) shall be prorated to reflect his or her employment during the applicable Award Cycle(s), (2) any Dividend Equivalents and Performance Units shall expire no later than nine months following the end of the applicable Award Cycle(s) and

(3) any related Options shall expire no later than three (3) years following termination of employment.

In the event that a Participant holding one or more Options granted in tandem with Dividend Equivalents and/or Performance Units terminates employment following the conclusion of the related Award Cycle on account of Disability or Retirement, then to the extent the Participant has any unexercised Options with respect to such Award Cycle at the time of termination of employment, the Participant shall have the same rights as an active employee with respect to such Options, except that any Dividend Equivalents and Performance Units shall expire no later than nine months following the end of the applicable Award Cycle(s) and all such Options shall expire on the sooner of three (3) years following termination of employment or on the date specified in the related Option agreement.

Section 6.5 Death. If a Participant dies holding an Option granted not in tandem with Dividend Equivalents (Performance Units (i) while employed by the Company or a Affiliate or (ii) within three (3) months after the termination of such Participant's employment on account of Retirement or Disability, such Options shall become exercisable in full and, subject to the provisions of Section 6.7, may be exercised by such Participant's personal representative at any time within three (3) years after the Participant's death.

With respect to a Participant holding one or more Options granted in tandem with Dividend Equivalents and/or Performance Units, who terminates employment prior to the end of the related Award Cycle(s) on account of death, or dies prior to the end of the Award Cycle(s) following Disability or Retirement, then, if the Participant had been employed by the Company or an Affiliate for at least one year during such Award Cycle(s), the Committee, in its sole discretion, may determine that the Participant shall be entitled to an award with respect to the applicable Award Cycle(s), in which case the Participant's personal representative shall have rights similar to the rights the Participant would have had at the end of the applicable Award Cycle(s), except that: (1) the right of the personal representative to exercise any Options shall commence as of the date of the Participant's death and shall expire no later than three (3) years after the date of the Participant's death; (2) the amount of the prorated Dividend Equivalents shall be paid to the Participant's personal representative in cash as soon as practicable; and (3) if appropriate in the sole discretion of the Committee, a prorated amount appropriately reflecting the value of the Performance Units shall be paid to the Participant's personal representative in cash as soon as practicable.

If a Participant holding Options granted in tandem with Dividend Equivalents and/or Performance Units terminates employment on account of death after the end of the related Award Cycle, the Participant's personal representative shall have the same rights as the Participant had at the time of his or her death, except that: (1) the right of the Participant's personal representative to exercise any unexercised Option shall expire no later than three (3) years after the date of the Participant's death; (2) the amount of any remaining Dividend Equivalents shall be paid to the Participant' s personal representative in cash as soon as practicable; and (3) the final value of any remaining Performance Units shall be paid to the Participant' s personal representative in cash as soon as practicable.

Section 6.6 Other Termination of Employment. In the event that Participant holding Options granted in tandem with Dividend Equivalents and/or Performance Units terminates employment following the conclusion of an Award Cycle otherwise than on account of death, Disability or Retirement, then such Participant shall have the same rights as an actively employed Participant, except that all Options, Dividend Equivalents and Performance Units shall expire on the earliest of nine months following termination of employment, the date specified in the related Option agreement, or the date otherwise applicable to the Dividend Equivalent and/or Performance Unit.

Section  6.7 No  Extension.  An Option  may not be  exercised  pursuant  to this
Article VI except to the extent that the Participant holding such Option was entitled to exercise the Option at the time of termination of employment or death and, in any event, may not be exercised after the original expiration date of the Option.

Section 6.8 Change in Control.

      (a)  Notwithstanding   anything  in  this  Plan  to  the  contrary,  if  a
Participant's employment is terminated by the Company following a Change in Control (as defined below), (i) all outstanding Options shall immediately vest and become exercisable in full and (ii) any Dividend Equivalents and/or Performance Units granted in tandem with such Option shall be paid immediately in the form of Common Stock (unless the Committee determines that they should be paid in cash). The amount so payable in respect of such Performance Units shall be calculated as if the target value with respect to such Performance Units had been achieved and, in respect of such Dividend Equivalents, shall be calculated as if the Award Cycle had been completed and the most recent quarterly dividend had continued to be paid through the end of such Award Cycle.

      (b) "Change in Control" shall mean the occurrence of any of the following events:

            (i) any "person" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended from time to time (the "Act")) is or becomes the beneficial owner within the meaning of Rule l3d-3 under the Act (a "Beneficial Owner"), directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such person any securities acquired directly from the Corporation or its affiliates) representing 25% or more of the combined voting power of the Corporation's then outstanding securities, excluding any person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or

            (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 15, 1998, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board of Directors or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 15, 1998 or whose appointment, election or nomination for election was previously so approved, or recommended; or

            (iii) there is consummated a merger or consolidation of the Corporation or any direct or indirect wholly owned subsidiary of the Corporation with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary' holding securities under an employee benefit plan of the
      Corporation or any subsidiary of the Corporation, at least 75% of the combined voting power of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; or

            (ix) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 75% of the combined voting power of the voting securities of which are owned by stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

Notwithstanding the foregoing subparagraphs (i), (ii), (iii) and (iv), a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

Section 6.9 Vesting on Account of Death. In addition, and notwithstanding anything contained herein to the contrary, in the event an Participant dies during such time as the Participant is employed by the Company or an Affiliate, then any outstanding Options which have not vested and are not exercisable by the Participant as of the date of death shall be automatically deemed vested and exercisable by the Participant's personal representative and/or his legatees in accordance with Section 6.5.

                                   ARTICLE VII
                                LEAVE OF ABSENCE

Section 7.1 Leaves. For the purposes of the Plan, a Participant who is on military or sick leave or other bona fide leave of absence shall be considered as remaining in the employ of the Company or of a Affiliate or for ninety (90) days or such longer period as such Participant's right to reemployment is guaranteed either by statute or by contract.

                                  ARTICLE VIII
                    ADJUSTMENT UPON CHANGES IN CAPITALIZATION

Section 8.1 Recapitalization. In the event that the outstanding shares of Common Stock are hereafter changed by reason of recapitalization, reclassification, stock split, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee in the aggregate number of shares of Common Stock available under the Plan, in the number of shares of Common Stock issuable upon exercise of outstanding Options or Performance Units and the Option Price per share. In the event of any consolidation or merger of the Company with or into another company or the conveyance of all or substantially all of the assets of the Company to another company, each then outstanding Option shall, upon exercise, thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment, as determined by the Committee, shall be made as set forth above with respect to any future changes in the capitalization of the Company or its successor entity. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options under the Plan will automatically terminate, unless otherwise provided by the Board or any authorized committee thereof; provided, however, that the Committee shall give at least 30 days prior written notice of such event to each Participant during which time he or she shall have a right to exercise his or her unexercised Options, and, subject to prior expiration as otherwise provided in this Plan, each such Stock Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction. In the event a Participant elects to so exercise any such Option, any related Dividend Equivalents and Performance Units shall also become payable to the Participant adjusted, in the discretion of the Committee, to proportionately reflect the partially completed Award Cycle(s). In the event a Participant does not elect to so exercise any such Option, any related Dividend Equivalent, adjusted, in the discretion of the Committee, to proportionately reflect the partially completed Award Cycle(s), shall terminate and be automatically paid to the Participant in cash, and any related Performance Units, adjusted, in the discretion of the Committee, to proportionately reflect the partially completed Award Cycle(s), shall be automatically paid to the Participant in Common Stock and/or cash as determined by the Committee, on such date within 30 days prior to the effective date of such transaction or dissolution as the Committee shall determine and, in the absence of such determination, on the last business day immediately prior to such effective date.

Section 8.2 Unexercised Options. Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock.

                                   ARTICLE IX
                               FURTHER CONDITIONS

Section 9.1 Representation by the Participant. Unless the shares of Common Stock issuable upon the exercise of an Option to be awarded under the Plan have been registered with the Securities and Exchange Commission under the Securities Act prior to the exercise of the Option, the Participant receiving such Option must represent in writing to the Company that such shares of

Common Stock are being acquired for investment purposes only and not with a view towards the further resale or distribution thereof and must supply to the Company such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such law.

Section 9.2 Exchange Listing. The Company shall not be obligated to deliver any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Sock may then be listed or until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

Section 9.3 Tax Withholding. The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to, (i) the withholding of delivery of shares of Common Stock until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold or (iii) withholding the amount due from any such Participant's wages or other compensation. A Participant may request that the Company withhold from the shares of Common Stock to be issued upon exercise of an Option that number of shares having a Fair Market Value equal to the tax withholding amount due in order to provide for such withholding tax.

                                    ARTICLE X
                     TERMINATION, MODIFICATION AND AMENDMENT

Section 10.1 Termination of Plan. The Committee or the Board of Directors may, at any time, terminate the Plan or from time to time make such modifications or amendments of the Plan it may deem advisable.

Section 10.2 Modification of Outstanding Awards. The Committee may from time to time, at its discretion, alter, amend or suspend any previously granted Option, including any previously granted Option granted in tandem with a Dividend Equivalent and/or Performance Unit prior to the completion of the related Award Cycle.

Section 10.3 Effect on Outstanding  Awards. No action taken pursuant to Sections
10.1 or 10.2 may materially and adversely affect the rights of a Participant under any outstanding Option without the consent of such Participant.

                                   ARTICLE XI
                           EFFECTIVE DATE OF THE PLAN

Section 11.1 Effective Date. This Plan was initially adopted by the Board of Directors on December 20, 1988.

                                   ARTICLE XII
                          NOT A CONTRACT OF EMPLOYMENT

Section 12.1 No Employment Rights Conferred. Nothing contained in the Plan or in any option agreement executed pursuant hereto shall be deemed to confer upon any Participant to whom an Option is or may be granted hereunder any right to remain in the employ of the Company or of an Affiliate or in any way limit the right of the Company, or of any Affiliate, to terminate the employment of any Participant or to terminate any other relationship with a Participant.

                                  ARTICLE XIII
                            OTHER COMPENSATION PLANS

Section 13.1 No Effect on Other Plans. The adoption of this Plan shall not affect any other stock option plan, incentive plan or any other compensation plan in effect for the Company or any Affiliate, nor shall the Plan preclude the Company or any Affiliate from establishing any other form of stock option plan, incentive plan or any other compensation plan.

                                   ARTICLE XIV
                                  MISCELLANEOUS

Section 14.1 Non-Assignability. No grant of any "derivative security" (as defined by Rule 16a-l(c) under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution and except to the extent it is otherwise permissible under the Exchange Act, nor shall any "derivative security" be subject to execution, attachment or similar process, it being understood that no grant of any "derivative security" shall be assignable or transferable pursuant to a domestic relations order. During the lifetime of a Participant, awards granted hereunder shall be exercisable only by the Participant or the Participant's guardian or legal representative. Any attempted assignment, transfer, pledge, hypothecation, other disposition, levy of attachment or similar process not specifically permitted herein shall be null and void and without effect.

Section 14.2 Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Company and its Affiliates and shall not be charged against any award nor to any Participant receiving an award.

Section 14.3 Written Option Agreement. Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to sell or deliver Common Stock or to make any other payment under this Plan to any Participant unless and until such Participant shall execute a written option agreement in form and substance satisfactory to the Committee.

Section 14.4 Non-Competition. Any option agreement may contain, among other things, provisions prohibiting Participants from competing with the Company or any Affiliate in a form or forms acceptable to the Committee, in its sole discretion.

Section 14.5 Transfer of Employment. For the purposes hereof, a Participant shall not be considered as having terminated his/her employment if he/she transfers employment between the Company and an Affiliate or between Affiliates.

Section 14.6 Governing Law. To the extent not preempted by Federal law, this Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New Jersey.

Section 14.7 Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan, words in the singular number include the plural and in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender.

Section 14.8 Time for Performance. Whenever the time for payment or performance hereunder shall fall on a weekend or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; provided, however, that this Section 14.6 shall not be construed to extend the ten (10) year period referred to in Section 6.1(d).

Section 14.9 Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (a) on the date it is personally delivered its principal executive offices to the attention of the Compensation Manager of Public Service Electric and Gas Company or (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Company (attn: Compensation Manager of Public Service Electric and Gas Company) at such offices; and shall be deemed delivered to a Participant
(a) on the date it is personally delivered to him or her, or (b) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.